UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2017
NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Emerging growth company ☒
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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
NMI Holdings, Inc. (the "Company") previously disclosed that Glenn Farrell, its former Chief Financial Officer, would retire on July 31, 2017 from his current role as Chief Accounting Officer. In connection with Mr. Farrell's retirement, the Company and Mr. Farrell entered into a Separation Agreement and general release dated July 31, 2017 (the "Separation Agreement"). Pursuant to the Separation Agreement, the Company and Mr. Farrell agreed that the Company will (i) pay Mr. Farrell $193,125, an amount equal to six months' salary, on January 2, 2018; (ii) accelerate the vesting of certain restricted stock unit and option awards, as further described in the Separation Agreement; and (iii) pay medical, dental and vision COBRA insurance premiums through January 30, 2018, if Mr. Farrell elects to continue his coverage. Under the terms of the Separation Agreement, Mr. Farrell has agreed to a general release of claims with respect to the Company and is subject to non-disparagement and confidentiality provisions.
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits
10.1    Separation Agreement by and between NMI Holdings, Inc. and Glenn Farrell, dated July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: August 1, 2017	By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement by and between NMI Holdings, Inc. and Glenn Farrell, effective July 31, 2017.